POWER OF ATTORNEY


		KNOW ALL MEN BY THESE PRESENTS:

	That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

	IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 2002.

				/s/B. J. Beaudoin
				   Bernard J. Beaudoin



STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )


	On this 7th day of May, 2002, before me the undersigned, a Notary Public, personally appeared Bernard J. Beaudoin, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

	IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


				/s/Jacquetta L. Hartman
				   Notary Public
				   Ray County, Missouri

April 8, 2004

				POWER OF ATTORNEY


			KNOW ALL MEN BY THESE PRESENTS:

	That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

	IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 2002.

				/s/David L. Bodde
				   David L. Bodde



STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )


	On this 7th day of May, 2002, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

	IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


				/s/Jacquetta L. Hartman
				   Notary Public
				   Ray County, Missouri

My Commission Expires:

April 8, 2004

				POWER OF ATTORNEY

			KNOW ALL MEN BY THESE PRESENTS:

	That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

	IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 2002.

				/s/Mark A. Ernst
				   Mark A. Ernst



STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )


	On this 7th day of May, 2002, before me the undersigned, a Notary Public, personally appeared Mark A. Ernst, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

	IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


				/s/Jacquetta L. Hartman
				   Notary Public
				   Ray County, Missouri

My Commission Expires:

April 8, 2004

				POWER OF ATTORNEY

			KNOW ALL MEN BY THESE PRESENTS:

	That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

	IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 2002.

				/s/Randall C. Ferguson, Jr.
				   Randall C. Ferguson, Jr.



STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )


	On this 7th day of May, 2002, before me the undersigned, a Notary Public, personally appeared Randall C. Ferguson, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

	IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


				/s/Jacquetta L. Hartman
				   Notary Public
				   Ray County, Missouri

April 8, 2004

				POWER OF ATTORNEY

			KNOW ALL MEN BY THESE PRESENTS:

	That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

	IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 2002.

				/s/William K. Hall
				   William K. Hall



STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )


	On this 7th day of May, 2002, before me the undersigned, a Notary Public, personally appeared William K. Hall, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

	IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


				/s/Jacquetta L. Hartman
				   Notary Public
				   Ray County, Missouri

My Commission Expires:

April 8, 2004

				POWER OF ATTORNEY

			KNOW ALL MEN BY THESE PRESENTS:

	That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

	IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 2002.

				/s/Luis A. Jimenez
				Luis A. Jimenez



STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )


	On this 7th day of May, 2002, before me the undersigned, a Notary Public, personally appeared Luis A. Jimenez, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

	IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


				/s/Jacquetta L. Hartman
				   Notary Public
				   Ray County, Missouri

My Commission Expires:

April 8, 2004

				POWER OF ATTORNEY

			KNOW ALL MEN BY THESE PRESENTS:

	That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

	IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 2002.

				/s/James A. Mitchell
				   James A. Mitchell



STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )


	On this 7th day of May, 2002, before me the undersigned, a Notary Public, personally appeared James A. Mitchell, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

	IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


				/s/Jacquetta L. Hartman
				   Notary Public
				   Ray County, Missouri

April 8, 2004

				POWER OF ATTORNEY

			KNOW ALL MEN BY THESE PRESENTS:

	That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

	IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 2002.

				/s/William C. Nelson
				   William C. Nelson



STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )


	On this 7th day of May, 2002, before me the undersigned, a Notary Public, personally appeared William C. Nelson, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

	IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


				/s/Jacquetta L. Hartman
				   Notary Public
				   Ray County, Missouri

My Commission Expires:

April 8, 2004

				POWER OF ATTORNEY

			KNOW ALL MEN BY THESE PRESENTS:

	That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

	IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 2002.

				/s/Linda H. Talbott
				   Linda H. Talbott



STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )


	On this 7th day of May, 2002, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

	IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


				/s/Jacquetta L. Hartman
				   Notary Public
				   Ray County, Missouri

My Commission Expires:

April 8, 2004

				POWER OF ATTORNEY

			KNOW ALL MEN BY THESE PRESENTS:

	That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

	IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 2002.

				/s/Robert H. West
				   Robert H. West



STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )


	On this 7th day of May, 2002, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

	IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


				/s/Jacquetta L. Hartman
				   Notary Public
				   Ray County, Missouri

My Commission Expires:

April 8, 2004